NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 31,
	2008	2007
	(Thousands of Dollars,
	except share information)

Operating Revenues	$ 1,519,967	$ 1,703,518

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	823,317	1,070,486
Other	285,881	237,233
Maintenance	56,709	45,985
Depreciation	67,754	63,469
Amortization	28,855	6,223
Amortization of rate reduction bonds	53,350	51,799
Taxes other than income taxes	71,829	72,590
Total operating expenses	1,387,695	1,547,785
Operating Income	132,272	155,733

Interest Expense:
Interest on long-term debt	42,773	36,213
Interest on rate reduction bonds	13,716	16,350
Other interest	6,152	6,719
Interest expense, net	62,641	59,282
Other Income, Net	13,558	14,069
Income from Continuing Operations Before
Income Tax Expense	83,189	110,520
Income Tax Expense	23,406	32,723
Income from Continuing Operations Before
Preferred Dividends of Subsidiary	59,783	77,797
Preferred Dividends of Subsidiary	1,390	1,390
Income from Continuing Operations	58,393	76,407
Discontinued Operations:
Loss from Discontinued Operations	-	(316)
Losses from Sale/Disposition of Discontinued Operations	-	(1,908)
Income Tax Benefit	-	911
Loss from Discontinued Operations	-	(1,313)
Net Income	$ 58,393	$ 75,094

Basic and Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$ 0.38	$ 0.50
Loss from Discontinued Operations	-	(0.01)
Basic and Fully Diluted Earnings Per Common Share	$ 0.38	$ 0.49

Basic Common Shares Outstanding (weighted average)	155,286,111	154,349,473

Fully Diluted Common Shares Outstanding (weighted average)	155,721,610	154,992,044

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 31,	December 31,
	2008	2007
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 24,974	$ 15,104
Special deposits	11,714	18,871
Investments in securitizable assets	265,100	308,182
Receivables, less provision for uncollectible
accounts of $27,324 in 2008 and $25,529 in 2007	438,378	401,283
Unbilled revenues	94,310	101,860
Taxes receivable	65,951	13,850
Fuel, materials and supplies	155,687	210,850
Marketable securities - current	77,733	70,816
Derivative assets - current	119,537	105,517
Prepayments and other	47,800	39,923
	1,301,184	1,286,256

Property, Plant and Equipment:
Electric utility	7,795,322	7,594,606
Gas utility	992,257	977,290
Other	300,121	310,535
	9,087,700	8,882,431
Less: Accumulated depreciation: $2,519,435 for electric
and gas utility and $168,959 for other in 2008;
$2,483,570 for electric and gas utility and
$178,193 for other in 2007	2,688,394	2,661,763
	6,399,306	6,220,668
Construction work in progress	1,053,273	1,009,277
	7,452,579	7,229,945

Deferred Debits and Other Assets:
Regulatory assets	2,573,780	2,057,083
Goodwill	287,591	287,591
Prepaid pension	205,707	202,512
Marketable securities - long-term	43,593	53,281
Derivative assets - long-term	332,240	298,001
Other	147,104	167,153
	3,590,015	3,065,621

Total Assets	$ 12,343,778	$ 11,581,822

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 31,	December 31,
	2008	2007
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 358,000	$ 79,000
Long-term debt - current portion	154,286	154,286
Accounts payable	574,627	598,546
Accrued interest	57,969	56,592
Derivative liabilities - current	70,318	71,601
Other	205,539	246,125
	1,420,739	1,206,150

Rate Reduction Bonds	856,300	917,436

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,090,864	1,067,490
Accumulated deferred investment tax credits	27,976	28,845
Deferred contractual obligations	214,288	222,908
Regulatory liabilities	752,293	851,780
Derivative liabilities - long-term	852,375	208,461
Accrued postretirement benefits	177,039	181,507
Other	414,766	383,611
	3,529,601	2,944,602

Capitalization:
Long-Term Debt	3,494,162	3,483,599

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 176,128,826 shares issued
and 155,390,632 shares outstanding in 2008 and
175,924,694 shares issued and 155,079,770 shares
outstanding in 2007	880,644	879,623
Capital surplus, paid in	1,466,433	1,465,946
Deferred contribution plan - employee stock
ownership plan	(23,822)	(26,352)
Retained earnings	973,971	946,792
Accumulated other comprehensive (loss)/income	(8,847)	9,359
Treasury stock, 19,708,136 shares in 2008
and 19,705,545 shares in 2007	(361,603)	(361,533)
Common Shareholders' Equity	2,926,776	2,913,835
Total Capitalization	6,537,138	6,513,634

Total Liabilities and Capitalization	$ 12,343,778	$ 11,581,822

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)	Three Months Ended
	March 31,
	2008	2007
	(Thousands of Dollars)

Operating Activities:
Net income	$ 58,393	$ 75,094
Adjustments to reconcile to net cash flows
provided by/(used in) operating activities:
Bad debt expense	6,542	5,609
Depreciation	67,754	63,469
Deferred income taxes	29,009	4,353
Amortization	28,855	6,223
Amortization of rate reduction bonds	53,350	51,799
(Deferral)/amortization of recoverable energy costs	(2,772)	8,752
Pension expense, net of capitalized portion	2,067	5,993
Regulatory refunds and underrecoveries	(84,348)	(8,337)
Derivative assets and liabilities	(17,208)	(29,414)
Deferred contractual obligations	(8,620)	(12,108)
Other non-cash adjustments	(1,248)	10,288
Other sources of cash	2,536	2,981
Other uses of cash	(8,518)	(13,591)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(32,510)	(950)
Fuel, materials and supplies	55,163	34,565
Investments in securitizable assets	33,316	(30,821)
Other current assets	(4,646)	(2,056)
Accounts payable	(17,912)	(41,824)
Counterparty deposits and margin special deposits	7,157	19,926
Taxes receivable/accrued	(28,122)	(368,454)
Other current liabilities	(41,902)	(48,108)
Net cash flows provided by/(used in) operating activities	96,336	(266,611)

Investing Activities:
Investments in property and plant	(288,135)	(227,703)
Cash payment related to the sale of competitive businesses	-	(1,908)
Proceeds from sales of investment securities	67,509	35,998
Purchases of investment securities	(68,564)	(37,338)
Rate reduction bond escrow and other deposits	9,394	50,654
Other investing activities	1,840	1,241
Net cash flows used in investing activities	(277,956)	(179,056)

Financing Activities:
Issuance of common shares	4,041	4,117
Issuance of long-term debt	-	300,000
Retirements of rate reduction bonds	(61,136)	(93,390)
Increase in short-term debt	279,000	-
Retirements of long-term debt	-	(442)
Cash dividends on common shares	(31,283)	(29,218)
Other financing activities	868	(2,581)
Net cash flows provided by financing activities	191,490	178,486
Net increase/(decrease) in cash and cash equivalents	9,870	(267,181)
Cash and cash equivalents - beginning of period	15,104	481,911
Cash and cash equivalents - end of period	$ 24,974	$ 214,730

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.